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                                                                      EXHIBIT 99

                                 UNITED STATES
                     FEDERAL DEPOSIT INSURANCE CORPORATION
                               Washington, D.C.


                                    FORM 15


            CERTIFICATION AND NOTICE OF TERMINATION OF REGISTRATION
         UNDER SECTION 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934 OR
        SUSPENSION OF DUTY TO FILE REPORTS UNDER SECTIONS 13 AND 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.


                                                FDIC File Number :   20774
                                                                   -------------


                           PACIFIC CONTINENTAL BANK
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            (Exact name of registrant as specified in its charter)


          111 WEST 7TH AVENUE, EUGENE, OREGON  97401  (541-686-8685)
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      (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                         $1.00  PAR VALUE COMMON STOCK
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           (Title of each class of securities covered by this Form)


                                     NONE
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     (Titles of all other classes of securities for which a duty to file reports under section 13(a) or 15(d) remains)


     Please place an X in the box(es) to designate, the appropriate rule provision(s) relied upon to terminate or suspend the duty to file reports:


        Rule 12g-4(a)(1)(i)    [X]           Rule 12h-3(b)(1)(i)    [ ]
        Rule 12g-4(a)(1)(ii)   [ ]           Rule 12h-3(b)(1)(ii)   [ ]
        Rule 12g-4(a)(2)(i)    [ ]           Rule 12h-3(b)(2)(i)    [ ]
        Rule 12g-4(a)(2)(ii)   [ ]           Rule 12h-3(b)(2)(ii)   [ ]
                               [ ]           Rule 15d-6             [ ]


     Approximate number of holders of record as of the certification or notice
date:    1
     ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934 Pacific Continental Bank has caused this certification/notice to be signed on its behalf by the undersigned duly authorized person.


Date  June 7, 1999              By:   /s/ J. Bruce Riddle
    ----------------               ---------------------------------------------
                                      J. Bruce Riddle, President and
                                       Chief Executive Officer

Instruction: This form is required by Rules 12g-4, 12h-3 and 15d-6 of the General Rules and Regulations under the Securities Exchange Act of 1934. The registrant shall file with the Commission three copies of Form 15, one of which shall be manually signed. It may be signed by an officer of the registrant, by counsel or by any other duly authorized person. The name and title of the person signing the form shall be typed or printed under the signature.